Exhibit 23.2

                    Consent of Independent Public Accountants

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                    Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 6, 1996 included in or incorporated by reference in Promus Hotel Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                       ARTHUR ANDERSEN LLP


Memphis, Tennessee
December 6, 1996